UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5912

MFS SPECIAL VALUE TRUST

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual report

MFS® Special Value Trust

10/31/10

MFV-ANN

Managed Distribution Policy Disclosure

The MFS Special Value Trust’s (the fund) Board of Trustees has adopted a managed distribution policy. The fund seeks to pay monthly distributions based on an annual rate of 10.00% of the fund’s average monthly net asset value. The fund’s total return in relation to changes in net asset value is presented in the Financial Highlights. You should not draw any conclusions about the fund’s investment performance from the amount of the current distribution or from the terms of the fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the managed distribution policy.

With each distribution, the fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other related information. In accordance with the amounts and sources of distributions reported in the Notice to Shareholders - the Sources of Distributions are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Under a managed distribution policy the fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

MFS® Special Value Trust

New York Stock Exchange Symbol: MFV

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in early 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we near the end of 2010, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Ford Motor Credit Company, 12.0%, 2015	1.6%
Thermo Fisher Scientific	1.2%
Exxon Mobil	1.1%
Apache Corp.	1.0%
Noble energy, Inc.	0.9%
Procter & Gamble Co.	0.9%
Danaher Corp.	0.9%
Vodafone Group, Plc.	0.8%
CIT Group 7.0%, 2017	0.8%
Univision Communications Inc. 10.50%, 2015	0.8%

Equity sectors
Financial Services	3.9%
Energy	3.3%
Utilities & Communications	2.5%
Basic Materials	2.3%
Consumer Staples	2.3%
Health Care	2.3%
Leisure	1.8%
Retailing	1.8%
Autos & Housing	1.0%
Industrial Goods & Services	0.9%
Technology	0.9%
Transportation	0.5%

Fixed income sectors (i)
High Yield Corporates	67.5%
Emerging Markets Bonds	3.3%
High Grade Corporates	2.0%
Floating Rate Loans	1.5%
Commercial Mortgage-Backed Securities	1.4%
Collateralized Debt Obligations	0.1%

Portfolio Composition – continued

Composition including fixed income credit quality (a)(i)
AAA (o)	0.0%
A	0.1%
BBB	2.6%
BB	17.6%
B	31.1%
CCC	20.4%
CC	0.5%
C	0.2%
D	0.4%
Other Fixed Income (NR)	2.9%
Non-Fixed Income (NR)	23.5%
Cash & Other	0.7%

(a)	The rating categories include debt securities and fixed-income structured products where these have long-term public ratings. All ratings are assigned in accordance with the following hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Ratings from Moody’s are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Other Fixed Income (NR) includes unrated long-term fixed income securities, interest rate swaps and fixed income futures. Non-Fixed Income (NR) includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash and Other includes cash, other assets less liabilities, offsets to derivative positions and short-term securities. The fund may not hold all of these instruments.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(o)	Less than 0.1%.

Percentages are based on net assets as of 10/31/10.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS Special Value Trust (the “fund”) is a closed-end fund and maintains a portfolio that includes investments in fixed income and equity securities.

For the twelve months ended October 31, 2010, the MFS Special Value Trust provided a total return of 18.63%, at net asset value. This compares with a return of 19.35% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index. The fund’s other benchmarks, the Russell 1000 Value Index and the Special Value Trust Blended Index (the “Blended Index”), generated returns of 15.71% and 18.20%, respectively. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

The first half of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the second half of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. Although policy uncertainty remained very elevated, the prospects for more easing by the Fed improved market sentiment and drove asset prices well off their recent lows.

Detractors from Performance

Within the fixed income portion of the fund, credit quality, particularly the fund’s lesser exposure to “BB” rated (r) and greater exposure to “CCC” rated securities, held back performance relative to the Barclays Capital U.S. High-Yield Corporate Bond Index. A lower relative exposure to debt within the industrial sector also

Management Review – continued

detracted from relative results. Holdings of individual debt securities that hurt relative returns included casino resort operators Green Valley Ranch Gaming and Station Casinos, payment processing company First Data, electricity company Texas Competitive Electric Holdings, digital imaging and broadcast engineering services provider NGC Corp., and oil sands development company OPTI Canada.

Within the equity portion of the fund, stock selection in the financial services sector hurt performance relative to the Russell 1000 Value Index. The fund’s holdings of brokerage services firm Charles Schwab (b) and investment banking firm Goldman Sachs Group were among the fund’s top relative detractors over the reporting period. The timing of our ownership in insurance company Prudential Financial and financial services firm Marshall & Ilsley also held back relative returns.

Stock selection in the technology sector was another negative factor for relative performance. The fund’s holdings of computer products and services provider Hewlett Packard hindered relative results.

Stocks in other sectors that dampened relative results included grocery chain Kroger Company and drugstore retailer CVS (h). The timing of our ownership in oil and gas exploration company Anadarko Petroleum (h), diversified medical products maker Johnson & Johnson (h), and steel products company U.S. Steel also hurt relative results.

During the reporting period, the fund’s currency exposure was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Contributors to Performance

Within the fixed income portion of the fund, the return from yield, which was greater than that of the Barclays Capital U.S. High-Yield Corporate Bond Index, was a key contributor to relative performance. A greater exposure to “B” rated securities also helped relative performance. Top contributing securities to the fund’s relative returns included the debt of television station holding company Newport Television, television broadcasting station operator Local TV Finance, Spanish television network Univision, insurance firm American International Group (AIG), and Spanish-language radio and television station operator LBI Media Holdings.

Within the equity portion of the fund, stock selection in the health care and autos & housing sectors boosted performance relative to the Russell 1000 Value Index. In the autos & housing sector, holdings of multi-industrial company Johnson Controls aided relative returns as this stock significantly outperformed

Management Review – continued

the benchmark over the reporting period. Within the health care sector, the timing of our ownership in medical device maker Medtronic (h) also benefited relative results.

Top relative contributors in other sectors included toy maker Hasbro, chemical company PPG Industries, cruise line operator Royal Caribbean Cruises (h), integrated communications company CenturyLink, and specialty retailer Limited Brands. The fund’s positioning in integrated oil and gas company Exxon Mobil, which underperformed the benchmark over the reporting period, and not holding poor-performing financial services firms, JPMorgan Chase and Wells Fargo, also helped relative performance.

Respectfully,

John Addeo	David Cole	Brooks Taylor
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/10

The following chart represents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS Special Value Trust

Year Ended 10/31/10

	Date		Price
Net Asset Value	10/31/10		$7.23
	10/31/09		$6.71
New York Stock Exchange Price	10/31/10		$7.95
	6/07/10	(high) (t)	$8.45
	11/20/09	(low) (t)	$6.15
	10/31/09		$6.23

Total Returns vs Benchmarks

Year Ended 10/31/10

MFS Special Value Trust at
New York Stock Exchange Price (r)	40.46%
Net Asset Value (r)	18.63%
Barclays Capital U.S. High-Yield Corporate Bond Index (f)	19.35%

Special Value Trust Blended Index (f)(x)	18.20%
(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of dividends and capital gain distributions.

(t)	For the period November 1, 2009 through October 31, 2010.

(x)	Special Value Trust Blended Index is at a point in time and allocations during the period can change. As of October 31, 2010 the blended index was comprised of 57.50% Barclays Capital U.S. High-Yield Corporate Bond Index, 35% Russell 1000 Value Index, and 7.50% JPMorgan Emerging Market Bond Index Global.

Benchmark Definitions

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment

Performance Summary – continued

grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. This index generated a total return of 17.70% for the year ended October 31, 2010.

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values. This index generated a total return of 15.71% for the year ended October 31, 2010.

It is not possible to invest directly in an index.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. Shareholders do not have the right to cause the fund to repurchase their shares at net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange prices can be different.

The fund’s monthly distributions may include a return of capital to shareholders to the extent that the fund’s net investment income and net capital gains are insufficient to meet the fund’s target annual distribution rate. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. It may also result in a recharacterization of what economically represents a return of capital to ordinary income in those situations where a fund has long term capital gains and a capital loss carryforward. Returns of shareholder capital have the effect of reducing the fund’s assets and increasing the fund’s expense ratio.

The fund’s target annual distribution rate is calculated based on an annual rate of 10% of the fund’s average monthly net asset value, not a fixed share price, and the fund’s dividend amount will fluctuate with changes in the fund’s average monthly net assets.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

INVESTMENT OBJECTIVE, PRINCIPAL

INVESTMENT STRATEGIES AND RISKS

OF THE FUND

Investment Objective

The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

Massachusetts Financial Services Company (“MFS”), the fund’s investment adviser, normally invests the fund’s assets primarily in debt instruments.

MFS normally invests the fund’s assets in U.S. Government securities, foreign government securities, mortgage-backed and other asset-backed securities of U.S. and foreign issuers, corporate bonds of U.S. and/or foreign issuers, debt instruments of issuers located in emerging market countries, and/or equity securities. MFS allocates the fund’s assets across these categories with a view toward broad diversification across and within these categories.

MFS may invest up to 100% of the fund’s assets in lower quality debt instruments.

The fund seeks to make a monthly distribution at an annual fixed rate of 10% of the fund’s average monthly net asset value.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate the structure of a debt instrument and its features or the valuation, price and earnings momentum, earnings quality and other factors of the issuer of an equity security may also be considered.

If approved by the fund’s Board of Trustees, the fund may use leverage through the issuance of preferred shares, borrowing from banks, and/or other methods of creating leverage, and investing the proceeds pursuant to its investment strategies.

Investment Objective, Principal Investment Strategies and Risks of the Fund – continued

MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes.

Principal Risks

The fund may not achieve its objective and/or you could lose money on your investment in the fund. Stock markets and investments in individual stocks are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical, and other conditions. Investments in debt instruments may decline in value as the result of increases in interest rates, declines in the credit quality of the issuer, borrower, counterparty or underlying collateral, or changes in economic, political, issuer-specific, or other conditions. Certain types of debt instruments can be more sensitive to these factors and therefore more volatile. Investments in foreign markets through issuers or currencies can involve greater risk and volatility than U.S. investments because of adverse market, economic, political, regulatory, geopolitical, or other conditions. Investments in derivatives can be used to take both long and short positions, be highly volatile, result in leverage (which can magnify losses), and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based, such as counterparty and liquidity risk. Investments in lower-quality debt instruments can be more volatile and have greater risk of default than higher-quality debt instruments. The market price of common shares of the fund will be based on factors such as the supply and demand for common shares in the market and general market, economic, political or regulatory conditions. Whether shareholders will realize gains or losses upon the sale of common shares of the fund will depend on the market price of common shares at the time of the sale, not on the fund’s net asset value. The market price may be lower or higher than the fund’s net asset value. Shares of closed-end funds frequently trade at a discount to their net asset value. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Please see the fund’s registration statement for further information regarding these and other risk considerations. A copy of the fund’s registration statement on Form N-2 is available on the EDGAR database on the Securities and Exchange Commission’s Internet Web site at http://sec.gov.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

PORTFOLIO MANAGERS’ PROFILES

John Addeo	—	Investment Officer of MFS; employed in the investment management area of MFS since 1998. Portfolio manager of the Fund since 2002.

David Cole	—	Investment Officer of MFS; employed in the investment management area of MFS since 2004. Portfolio manager of the Fund since 2006.

Brooks Taylor	—	Investment Officer of MFS; employed in the investment management area of MFS since 1996. Portfolio manager of the Fund since 2009.

DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

You may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078.

PORTFOLIO OF INVESTMENTS

10/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 72.6%
Issuer	Shares/Par	Value ($)

Aerospace - 1.0%
BE Aerospace, Inc., 8.5%, 2018	$90,000	$100,800
Bombardier, Inc., 7.5%, 2018 (n)	105,000	114,713
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	203,000	163,669
Oshkosh Corp., 8.25%, 2017	40,000	43,700
Oshkosh Corp., 8.5%, 2020	55,000	60,913

		$483,795
Airlines - 0.1%
American Airlines Pass-Through Trust, 7.377%, 2019	$48,619	$45,945

Apparel Manufacturers - 0.2%
Hanesbrands, Inc., 8%, 2016	$95,000	$102,838

Asset-Backed & Securitized - 1.4%
Anthracite Ltd., CDO, 6%, 2037 (z)	$450,000	$22,500
Banc of America Commercial Mortgage, Inc., FRN, 6.194%, 2051 (z)	328,951	96,664
Citigroup Commercial Mortgage Trust, FRN, 5.698%, 2049	220,000	77,696
Falcon Franchise Loan LLC, FRN, 3.071%, 2025 (i)(z)	387,468	30,726
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.742%, 2049	595,809	182,324
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.742%, 2049	217,049	73,053
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.742%, 2049	142,189	52,843
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.061%, 2051	95,000	28,930
Merrill Lynch Mortgage Trust, FRN, “B”, 5.825%, 2050	95,000	30,774
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.747%, 2050	64,000	51,604
Morgan Stanley Capital I, Inc., FRN, 1.258%, 2039 (i)(z)	528,707	15,597
Preferred Term Securities XII Ltd., CDO, 0%, 2033 (a)(e)(z)	225,000	68
Preferred Term Securities XVI Ltd., CDO, 0%, 2035 (a)(e)(z)	300,000	30
Preferred Term Securities XVII Ltd., CDO, 0%, 2035 (a)(e)(z)	187,000	19
Wachovia Bank Commercial Mortgage Trust, FRN, 5.693%, 2047	142,497	30,879
Wachovia Bank Commercial Mortgage Trust, FRN, 5.753%, 2047	89,972	16,909

		$710,616

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Automotive - 2.6%
Accuride Corp., 9.5%, 2018 (n)		$140,000	$152,600
Allison Transmission, Inc., 11%, 2015 (n)		145,000	157,325
Ford Motor Credit Co. LLC, 12%, 2015		595,000	762,659
General Motors Corp., 7.125%, 2013 (d)		245,000	85,750
Goodyear Tire & Rubber Co., 10.5%, 2016		105,000	120,225

			$1,278,559
Basic Industry - 0.2%
TriMas Corp., 9.75%, 2017 (n)		$100,000	$109,125

Broadcasting - 4.4%
Allbritton Communications Co., 8%, 2018		$55,000	$56,788
Bonten Media Acquisition Co., 9%, 2015 (p)(z)		87,862	42,620
Entravision Communications Corp., 8.75%, 2017 (n)		30,000	32,138
Intelsat Jackson Holdings Ltd., 9.5%, 2016		290,000	309,575
Lamar Media Corp., 6.625%, 2015		170,000	174,463
LBI Media Holdings, Inc., 11%, 2013		325,000	292,906
LBI Media, Inc., 8.5%, 2017 (z)		90,000	76,163
Local TV Finance LLC, 10%, 2015 (p)(z)		162,251	139,401
Newport Television LLC, 13%, 2017 (n)(p)		93,690	81,666
Nexstar Broadcasting Group, Inc., 0.5% to 2011, 7% to 2014 (n)(p)		210,471	195,422
Nexstar Broadcasting Group, Inc., 7%, 2014		69,000	65,550
Salem Communications Corp., 9.625%, 2016		33,000	36,053
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)		55,000	60,500
Sinclair Broadcast Group, Inc., 8.375%, 2018 (n)		15,000	15,600
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)		105,000	113,269
Univision Communications, Inc., 12%, 2014 (n)		28,000	30,975
Univision Communications, Inc., 9.75%, 2015 (n)(p)		387,925	406,254
Univision Communications, Inc., 7.875%, 2020 (z)		45,000	47,250
Young Broadcasting, Inc., 8.75%, 2014 (d)		405,000	0

			$2,176,593
Brokerage & Asset Managers - 1.1%
E*TRADE Financial Corp., 7.875%, 2015		$155,000	$153,256
E*TRADE Financial Corp., 12.5%, 2017		60,000	69,450
Janus Capital Group, Inc., 6.95%, 2017		205,000	214,693
Nuveen Investments, Inc., 10.5%, 2015		90,000	94,050

			$531,449
Building - 1.8%
Associated Materials, Inc., 11.25%, 2014		$230,000	$238,855
Building Materials Holding Corp., 7%, 2020 (n)		45,000	46,913
CEMEX Finance Europe B.V., 9.625%, 2017 (n)	EUR	60,000	79,541

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Building - continued
Goodman Global, Inc., 13.5%, 2016	$90,000	$99,113
Masco Corp., 7.125%, 2020	50,000	52,483
Nortek, Inc., 11%, 2013	205,844	219,224
Ply Gem Industries, Inc., 11.75%, 2013	70,000	75,163
Ply Gem Industries, Inc., 13.125%, 2014	80,000	85,500

		$896,792
Business Services - 1.7%
First Data Corp., 9.875%, 2015	$200,000	$169,000
Interactive Data Corp., 10.25%, 2018 (n)	115,000	125,781
Iron Mountain, Inc., 6.625%, 2016	140,000	140,700
SunGard Data Systems, Inc., 9.125%, 2013	45,000	46,069
SunGard Data Systems, Inc., 10.25%, 2015	290,000	305,588
Terremark Worldwide, Inc., 12%, 2017	55,000	63,113

		$850,251
Cable TV - 2.6%
Cablevision Systems Corp., 8.625%, 2017	$70,000	$79,013
CCH II LLC, 13.5%, 2016	125,000	149,688
Charter Communications Holding Co. LLC, 7.875%, 2018 (n)	25,000	26,563
Charter Communications Holding Co. LLC, 8.125%, 2020 (n)	15,000	16,200
Charter Communications Operating LLC, 10.875%, 2014 (n)	70,000	79,800
CSC Holdings LLC, 8.5%, 2014	50,000	55,750
CSC Holdings LLC, 8.5%, 2015	165,000	181,706
EchoStar Corp., 7.125%, 2016	80,000	84,800
Mediacom LLC, 9.125%, 2019	105,000	111,038
Videotron LTEE, 6.875%, 2014	45,000	45,619
Virgin Media Finance PLC, 9.125%, 2016	303,000	323,831
Virgin Media Finance PLC, 9.5%, 2016	100,000	113,625

		$1,267,633
Chemicals - 3.0%
Ashland, Inc., 9.125%, 2017	$140,000	$161,350
Celanese U.S. Holdings LLC, 6.625%, 2018 (n)	65,000	69,063
Hexion Specialty Chemicals, Inc., 8.875%, 2018	120,000	128,850
Hexion U.S. Finance Corp/Hexion Nova Scotia Finance, 9%, 2020 (z)	25,000	26,000
Huntsman International LLC, 8.625%, 2021 (n)	95,000	104,144
Lumena Resources Corp., 12%, 2014 (n)	250,000	235,313
Lyondell Chemical Co., 11%, 2018	177,304	198,580
Momentive Performance Materials, Inc., 12.5%, 2014	163,000	186,228
Momentive Performance Materials, Inc., 11.5%, 2016	142,000	153,715
Momentive Performance Materials, Inc., 9%, 2021 (z)	55,000	57,063
Omnova Solutions, Inc., 7.875%, 2018 (z)	35,000	35,788

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Chemicals - continued
Solutia, Inc., 7.875%, 2020	$135,000	$149,006

		$1,505,100
Computer Software - Systems - 0.2%
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017	$95,000	$102,838

Conglomerates - 0.3%
Amsted Industries, Inc., 8.125%, 2018 (n)	$105,000	$110,775
Pinafore LLC, 9%, 2018 (n)	35,000	37,450

		$148,225
Consumer Products - 0.8%
ACCO Brands Corp., 10.625%, 2015	$15,000	$16,931
ACCO Brands Corp., 7.625%, 2015	60,000	59,400
Central Garden & Pet Co., 8.25%, 2018	75,000	78,750
Easton-Bell Sports, Inc., 9.75%, 2016	55,000	60,225
Libbey Glass, Inc., 10%, 2015 (n)	85,000	92,438
NBTY, Inc., 9%, 2018 (n)	10,000	10,625
Visant Corp., 10%, 2017 (n)	95,000	101,175

		$419,544
Consumer Services - 1.0%
KAR Holdings, Inc., 10%, 2015	$215,000	$227,363
KAR Holdings, Inc., FRN, 4.465%, 2014	75,000	70,125
Ticketmaster Entertainment, Inc., 10.75%, 2016	175,000	193,813

		$491,301
Containers - 1.0%
Graham Packaging Holdings Co., 9.875%, 2014	$305,000	$316,438
Graham Packaging Holdings Co., 8.25%, 2018 (n)	15,000	15,525
Owens-Illinois, Inc., 7.375%, 2016	130,000	141,700

		$473,663
Defense Electronics - 0.0%
ManTech International Corp., 7.25%, 2018	$20,000	$21,250

Electronics - 0.6%
Freescale Semiconductor, Inc., 10.125%, 2018 (n)	$75,000	$82,313
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	70,000	74,900
NXP B.V., 7.875%, 2014	150,000	155,625

		$312,838

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Quasi-Sovereign - 1.1%
BTA Bank JSC, 10.75%, 2018 (z)	$42,605	$47,824
BTA Bank JSC, 7.2%, 2025 (z)	9,654	7,603
Financing of Ukraine Infrastructure, 8.375%, 2017 (z)	146,000	148,114
OAO Gazprom, 9.625%, 2013	60,000	68,100
Petroleos de Venezuela S.A., 5.25%, 2017	250,000	147,500
Provincia de Buenos Aires, 11.75%, 2015 (n)	124,000	125,860

		$545,001
Emerging Market Sovereign - 0.3%
Republic of Argentina, 7%, 2011	$167,000	$169,036

Energy - Independent - 3.9%
Anadarko Petroleum Corp., 5.95%, 2016	$125,000	$136,706
Atlas Energy Operating Co. LLC, 10.75%, 2018	40,000	45,000
Berry Petroleum Co., 10.25%, 2014	85,000	98,069
Carrizo Oil & Gas, Inc., 8.625%, 2018 (z)	120,000	121,500
Denbury Resources, Inc., 8.25%, 2020	50,000	55,750
Harvest Operations Corp., 6.875%, 2017 (n)	30,000	31,500
Hilcorp Energy I LP, 9%, 2016 (n)	160,000	168,800
Newfield Exploration Co., 6.625%, 2016	50,000	52,000
OPTI Canada, Inc., 9.75%, 2013 (n)	80,000	81,600
OPTI Canada, Inc., 8.25%, 2014	180,000	136,350
Penn Virginia Corp., 10.375%, 2016	160,000	176,000
Pioneer Natural Resources Co., 6.875%, 2018	105,000	114,685
Pioneer Natural Resources Co., 7.5%, 2020	105,000	118,261
Plains Exploration & Production Co., 7%, 2017	225,000	232,875
Quicksilver Resources, Inc., 9.125%, 2019	190,000	202,825
SandRidge Energy, Inc., 8%, 2018 (n)	175,000	175,000

		$1,946,921
Energy - Integrated - 0.2%
CCL Finance Ltd., 9.5%, 2014 (n)	$105,000	$122,456

Entertainment - 0.9%
AMC Entertainment, Inc., 11%, 2016	$155,000	$165,269
AMC Entertainment, Inc., 8.75%, 2019	200,000	214,250
Cinemark USA, Inc., 8.625%, 2019	75,000	80,906

		$460,425
Financial Institutions - 3.4%
American General Finance Corp., 6.9%, 2017	$100,000	$83,250
CIT Group, Inc., 7%, 2014	130,000	130,650
CIT Group, Inc., 7%, 2016	165,000	164,381

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Financial Institutions - continued
CIT Group, Inc., 7%, 2017		$410,000	$407,950
Credit Acceptance Corp., 9.125%, 2017 (z)		60,000	63,000
GMAC, Inc., 6.75%, 2014		220,000	230,450
International Lease Finance Corp., 5.625%, 2013		140,000	140,875
International Lease Finance Corp., 8.75%, 2017 (n)		105,000	119,438
International Lease Finance Corp., 7.125%, 2018 (n)		137,000	150,700
Nationstar Mortgage LLC, 10.875%, 2015 (z)		125,000	113,125
SLM Corp., 8%, 2020		70,000	70,754

			$1,674,573
Food & Beverages - 1.0%
ARAMARK Corp., 8.5%, 2015		$105,000	$110,250
B&G Foods, Inc., 7.625%, 2018		75,000	79,875
Constellation Brands, Inc., 7.25%, 2016		55,000	60,500
Pinnacle Foods Finance LLC, 9.25%, 2015		130,000	136,988
TreeHouse Foods, Inc., 7.75%, 2018		80,000	87,700

			$475,313
Forest & Paper Products - 2.5%
Boise, Inc., 8%, 2020		$105,000	$113,400
Cascades, Inc., 7.75%, 2017		70,000	74,813
Cellu Tissue Holdings, Inc., 11.5%, 2014		175,000	203,875
Georgia-Pacific Corp., 7.125%, 2017 (n)		115,000	123,625
Georgia-Pacific Corp., 5.4%, 2020 (z)		60,000	60,600
Georgia-Pacific Corp., 8%, 2024		85,000	103,913
Georgia-Pacific Corp., 7.25%, 2028		30,000	33,000
Graphic Packaging Holding Co., 7.875%, 2018		65,000	68,738
JSG Funding PLC, 7.75%, 2015		30,000	30,825
Millar Western Forest Products Ltd., 7.75%, 2013		370,000	338,550
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	50,000	73,939

			$1,225,278
Gaming & Lodging - 3.8%
Ameristar Casinos, Inc., 9.25%, 2014		$50,000	$54,125
Firekeepers Development Authority, 13.875%, 2015 (n)		190,000	222,775
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (d)(n)		290,000	832
Gaylord Entertainment Co., 6.75%, 2014		140,000	140,350
GWR Operating Partnership LLP, 10.875%, 2017 (n)		100,000	105,500
Harrah’s Operating Co., Inc., 11.25%, 2017		100,000	110,500
Harrah’s Operating Co., Inc., 10%, 2018		66,000	57,255
Harrah’s Operating Co., Inc., 10%, 2018		210,000	182,175
Host Hotels & Resorts, Inc., 9%, 2017		65,000	73,288
MGM Mirage, 10.375%, 2014		20,000	22,500

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Gaming & Lodging - contined
MGM Mirage, 11.125%, 2017	$60,000	$69,000
MGM Mirage, 9%, 2020 (n)	45,000	49,219
MGM Resorts International, 11.375%, 2018	220,000	228,250
MTR Gaming Group, Inc., 9%, 2012	80,000	71,200
Penn National Gaming, Inc., 8.75%, 2019	105,000	116,288
Pinnacle Entertainment, Inc., 7.5%, 2015	100,000	99,500
Royal Caribbean Cruises Ltd., 11.875%, 2015	70,000	87,500
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 2018	55,000	60,913
Station Casinos, Inc., 6.5%, 2014 (d)	345,000	476
Station Casinos, Inc., 6.875%, 2016 (d)	565,000	68
Station Casinos, Inc., 7.75%, 2049 (d)	72,000	8
Wyndham Worldwide Corp., 7.375%, 2020	50,000	55,454
Wynn Las Vegas LLC, 7.75%, 2020 (n)	45,000	48,825

		$1,856,001
Industrial - 1.2%
Altra Holdings, Inc., 8.125%, 2016	$70,000	$73,238
Baldor Electric Co., 8.625%, 2017	175,000	186,813
Diversey, Inc., 8.25%, 2019	65,000	71,094
Great Lakes Dredge & Dock Corp., 7.75%, 2013	85,000	86,063
Hillman Cos., Inc., 10.875%, 2018 (n)	55,000	58,850
Mueller Water Products, Inc., 7.375%, 2017	80,000	72,400
Mueller Water Products, Inc., 8.75%, 2020 (n)	30,000	32,513

		$580,971
Insurance - 1.3%
American International Group, Inc., 8.175% to 2038, FRN to 2058	$355,000	$378,075
ING Groep N.V., 5.775% to 2015, FRN to 2049	290,000	267,525

		$645,600
Insurance - Property & Casualty - 1.5%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)	$235,000	$291,400
USI Holdings Corp., 9.75%, 2015 (z)	310,000	310,775
XL Group PLC, 6.5% to 2017, FRN to 2049	170,000	152,150

		$754,325
Machinery & Tools - 0.6%
Case Corp., 7.25%, 2016	$50,000	$54,500
Case New Holland, Inc., 7.875%, 2017 (n)	95,000	106,163
Rental Service Corp., 9.5%, 2014	115,000	120,031

		$280,694

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - 0.9%
Bank of America Corp., 8% to 2018, FRN to 2049	$160,000	$161,467
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	185,000	179,450
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (d)(n)	100,000	82,125

		$423,042
Medical & Health Technology & Services - 5.4%
Biomet, Inc., 11.625%, 2017	$355,000	$399,819
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	120,000	140,100
HCA, Inc., 9%, 2014	320,000	341,200
HCA, Inc., 9.25%, 2016	115,000	124,488
HCA, Inc., 8.5%, 2019	100,000	112,500
HealthSouth Corp., 8.125%, 2020	155,000	167,400
Psychiatric Solutions, Inc., 7.75%, 2015	65,000	67,600
Psychiatric Solutions, Inc., 7.75%, 2015	35,000	36,400
Surgical Care Affiliates, Inc., 10%, 2017 (n)	185,000	190,550
Tenet Healthcare Corp., 9.25%, 2015	170,000	187,850
Tenet Healthcare Corp., 8%, 2020 (n)	35,000	35,569
U.S. Oncology, Inc., 10.75%, 2014	130,000	134,713
United Surgical Partners International, Inc., 8.875%, 2017	60,000	63,150
United Surgical Partners International, Inc., 9.25%, 2017 (p)	80,000	84,600
Universal Hospital Services, Inc., 8.5%, 2015 (p)	185,000	192,863
Universal Hospital Services, Inc., FRN, 4.133%, 2015	35,000	31,500
Vanguard Health Systems, Inc., 8%, 2018	115,000	121,181
VWR Funding, Inc., 10.25%, 2015 (p)	221,812	234,566

		$2,666,049
Metals & Mining - 1.3%
Arch Coal, Inc., 7.25%, 2020	$45,000	$49,275
Berau Capital Resources, 12.5%, 2015 (n)	150,000	172,688
Cloud Peak Energy, Inc., 8.25%, 2017	100,000	108,750
Cloud Peak Energy, Inc., 8.5%, 2019	85,000	93,500
CONSOL Energy, Inc., 8%, 2017 (n)	75,000	82,125
CONSOL Energy, Inc., 8.25%, 2020 (n)	50,000	55,750
Teck Resources Ltd., 10.25%, 2016	20,000	24,700
U.S. Steel Corp., 7.375%, 2020	75,000	78,281

		$665,069
Natural Gas - Distribution - 0.2%
Ferrellgas Partners LP, 8.625%, 2020	$105,000	$116,025

Natural Gas - Pipeline - 1.7%
Atlas Pipeline Partners LP, 8.125%, 2015	$40,000	$41,200
Atlas Pipeline Partners LP, 8.75%, 2018	145,000	151,525
Crosstex Energy, Inc., 8.875%, 2018	110,000	118,800

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Natural Gas - Pipeline - continued
El Paso Corp., 8.25%, 2016	$75,000	$85,219
El Paso Corp., 7%, 2017	105,000	114,454
El Paso Corp., 7.75%, 2032	55,000	58,898
Energy Transfer Equity LP, 7.5%, 2020	45,000	49,050
Enterprise Products Partners LP, FRN, 7.034%, 2068	40,000	41,300
MarkWest Energy Partners LP, 6.875%, 2014	120,000	122,700
MarkWest Energy Partners LP, 8.75%, 2018	30,000	32,925

		$816,071
Network & Telecom - 1.9%
Cincinnati Bell, Inc., 8.25%, 2017	$30,000	$30,450
Cincinnati Bell, Inc., 8.75%, 2018	170,000	164,475
Citizens Communications Co., 9%, 2031	40,000	44,600
Frontier Communications Corp., 8.5%, 2020	30,000	34,650
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	185,000	196,100
Qwest Communications International, Inc., 7.125%, 2018 (n)	105,000	111,563
Windstream Corp., 8.625%, 2016	245,000	260,313
Windstream Corp., 8.125%, 2018 (n)	20,000	21,550
Windstream Corp., 7.75%, 2020 (n)	55,000	58,300

		$922,001
Oil Services - 1.0%
Allis-Chalmers Energy, Inc., 8.5%, 2017	$40,000	$40,200
Basic Energy Services, Inc., 7.125%, 2016	50,000	47,500
Edgen Murray Corp., 12.25%, 2015	60,000	48,750
Expro Finance Luxembourg, 8.5%, 2016 (n)	110,000	108,350
McJunkin Red Man Holding Corp., 9.5%, 2016 (n)	155,000	142,600
Pioneer Drilling Co., 9.875%, 2018	80,000	84,000

		$471,400
Oils - 0.2%
Petroplus Holdings AG, 9.375%, 2019 (n)	$100,000	$96,000

Other Banks & Diversified Financials - 1.6%
Capital One Financial Corp., 10.25%, 2039	$130,000	$141,050
CenterCredit International B.V., 8.625%, 2014	100,000	105,250
Citigroup Capital XXI, 8.3% to 2037, FRN to 2077	185,000	193,556
LBG Capital No.1 PLC, 7.875%, 2020 (n)	100,000	99,000
Santander UK PLC, 8.963% to 2030, FRN to 2049	210,000	228,576

		$767,432
Pharmaceuticals - 0.0%
Valeant Pharmaceuticals International, Inc., 6.75%, 2017 (n)	$5,000	$5,219
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)	5,000	5,250

		$10,469

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Printing & Publishing - 1.1%
American Media Operations, Inc., 9%, 2013 (p)(z)	$23,670	$23,078
American Media Operations, Inc., 14%, 2013 (p)(z)	248,278	149,622
Morris Publishing Group LLC, 10%, 2014	70,856	69,173
Nielsen Finance LLC, 10%, 2014	26,000	27,333
Nielsen Finance LLC, 11.5%, 2016	95,000	109,250
Nielsen Finance LLC, 12.5%, 2016	141,000	143,644
Nielsen Finance LLC, 7.75%, 2018 (z)	45,000	46,631

		$568,731
Railroad & Shipping - 0.2%
Kansas City Southern Railway, 8%, 2015	$75,000	$81,000

Real Estate - 0.3%
CB Richard Ellis Group, Inc., 11.625%, 2017	$120,000	$139,800

Retailers - 2.4%
Couche-Tard, Inc., 7.5%, 2013	$55,000	$55,825
Express LLC/Express Finance Corp., 8.75%, 2018	65,000	69,225
General Nutrition Centers, Inc., FRN, 5.75%, 2014 (p)	210,000	208,163
Limited Brands, Inc., 6.9%, 2017	75,000	81,375
Limited Brands, Inc., 6.95%, 2033	40,000	37,300
Neiman Marcus Group, Inc., 10.375%, 2015	185,000	195,175
QVC, Inc., 7.375%, 2020 (n)	50,000	53,500
Sally Beauty Holdings, Inc., 10.5%, 2016	230,000	252,425
Toys “R” Us, Inc., 10.75%, 2017	140,000	159,950
Toys “R” Us, Inc., 8.5%, 2017 (n)	60,000	64,950

		$1,177,888
Specialty Stores - 0.8%
Michaels Stores, Inc., 11.375%, 2016	$125,000	$137,813
Michaels Stores, Inc., 7.75%, 2018 (z)	75,000	74,250
Payless ShoeSource, Inc., 8.25%, 2013	191,000	194,343

		$406,406
Telecommunications - Wireless - 3.2%
Clearwire Corp., 12%, 2015 (n)	$305,000	$337,788
Cricket Communications, Inc., 7.75%, 2016	95,000	102,363
Crown Castle International Corp., 9%, 2015	80,000	89,400
Crown Castle International Corp., 7.75%, 2017 (n)	60,000	67,350
Crown Castle International Corp., 7.125%, 2019	50,000	55,000
Digicel Group Ltd., 10.5%, 2018 (n)	165,000	181,706
NII Holdings, Inc., 10%, 2016	95,000	107,706
SBA Communications Corp., 8.25%, 2019	35,000	39,375

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - continued
Sprint Capital Corp., 6.875%, 2028	$50,000	$47,125
Sprint Nextel Corp., 8.375%, 2017	140,000	154,350
Sprint Nextel Corp., 8.75%, 2032	160,000	175,600
Wind Acquisition Finance S.A., 12%, 2015 (n)	225,000	238,500

		$1,596,263
Telephone Services - 0.3%
Frontier Communications Corp., 8.125%, 2018	$115,000	$131,100

Tobacco - 0.2%
Alliance One International, Inc., 10%, 2016	$70,000	$77,000

Transportation - Services - 1.1%
American Petroleum Tankers LLC, 10.25%, 2015 (z)	$40,000	$41,600
Commercial Barge Line Co., 12.5%, 2017	170,000	191,675
Hertz Corp., 8.875%, 2014	200,000	205,500
Hertz Corp., 7.5%, 2018 (n)	70,000	72,100
Navios Maritime Acquisition Corp., 8.625%, 2017 (z)	45,000	45,450

		$556,325
Utilities - Electric Power - 3.1%
AES Corp., 8%, 2017	$285,000	$313,500
Calpine Corp., 8%, 2016 (n)	125,000	135,313
Calpine Corp., 7.875%, 2020 (n)	20,000	20,950
Dynegy Holdings, Inc., 7.75%, 2019	220,000	150,150
Edison Mission Energy, 7%, 2017	255,000	188,063
Energy Future Holdings Corp., 10%, 2020 (n)	180,000	188,532
Energy Future Holdings Corp., 10%, 2020	210,000	219,954
Genon Escrow Corp., 9.875%, 2020 (z)	80,000	78,000
NGC Corp. Capital Trust, 8.316%, 2027	275,000	122,375
Texas Competitive Electric Holdings LLC, 10.25%, 2015	195,000	120,900

		$1,537,737
Total Bonds (Identified Cost, $36,225,529)		$35,890,757

Convertible Bonds - 0.1%
Automotive - 0.1%
Accuride Corp., 7.5%, 2020 (Identified Cost, $56,210)	$23,445	$69,163

Floating Rate Loans (g)(r) - 1.4%
Aerospace - 0.1%
Hawker Beechcraft Acquisition Co. LLC, Term Loan, 10.5%, 2014	$66,810	$66,142

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Automotive - 0.3%
Ford Motor Co., Term Loan B, 3.03%, 2013	$139,554	$138,099

Broadcasting - 0.3%
Gray Television, Inc., Term Loan B, 3.76%, 2014	$51,844	$50,160
Local TV Finance LLC, Term Loan B, 2.29%, 2013	11,460	10,687
New Young Broadcasting Holding Co., Inc., Term Loan, 8%, 2015	57,673	57,576

		$118,423
Building - 0.3%
Goodman Global Holdings, Inc., 2nd Lien Term Loan, 2017 (o)	$5,372	$5,477
Roofing Supply Group, Inc., Term Loan, 9.24%, 2013	116,454	114,416

		$119,893
Consumer Services - 0.1%
Realogy Corp., Letter of Credit, 3.25%, 2013	$6,686	$6,046
Realogy Corp., Term Loan, 3.25%, 2013	49,052	44,357

		$50,403
Financial Institutions - 0.0%
American General Financial Corp., Term Loan B, 7.25%, 2015	$19,048	$19,211

Gaming & Lodging - 0.2%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 3.5%, 2014 (d)	$450,000	$7,875
MGM Mirage, Term Loan, 7%, 2014 (o)	112,077	105,617

		$113,492
Utilities - Electric Power - 0.1%
Texas Competitive Electric Holdings Co. LLC, Term Loan B-2, 3.92%, 2014	$87,490	$68,560
Total Floating Rate Loans (Identified Cost, $967,688)		$694,223

Common Stocks - 23.0%
Automotive - 0.8%
Johnson Controls, Inc.	11,450	$402,103

Broadcasting - 0.9%
New Young Broadcasting Holding Co., Inc. (a)	26	$55,900
Omnicom Group, Inc.	8,550	375,858

		$431,758
Brokerage & Asset Managers - 0.6%
Charles Schwab Corp.	18,540	$285,516

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Chemicals - 1.3%
3M Co.	3,270	$275,399
PPG Industries, Inc.	4,840	371,228

		$646,627
Computer Software - Systems - 0.9%
Hewlett-Packard Co.	6,730	$283,064
International Business Machines Corp.	1,200	172,320

		$455,384
Construction - 0.1%
Nortek, Inc. (a)	1,594	$66,438

Consumer Products - 0.9%
Procter & Gamble Co.	7,000	$444,990

Electrical Equipment - 0.9%
Danaher Corp.	9,780	$424,061

Energy - Independent - 1.9%
Apache Corp.	4,710	$475,804
Noble Energy, Inc.	5,610	457,103

		$932,907

Energy - Integrated - 1.1%
Exxon Mobil Corp.	8,160	$542,395

Food & Beverages - 1.4%
General Mills, Inc.	8,020	$301,071
PepsiCo, Inc.	5,690	371,557

		$672,628
Food & Drug Stores - 0.7%
Kroger Co.	15,200	$334,400

General Merchandise - 0.7%
Target Corp.	6,950	$360,983

Insurance - 1.3%
Prudential Financial, Inc.	7,160	$376,473
Travelers Cos., Inc.	5,280	291,456

		$667,929

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Leisure & Toys - 0.5%
Hasbro, Inc.	5,040	$233,100

Major Banks - 1.7%
Bank of America Corp.	21,230	$242,871
Bank of New York Mellon Corp.	9,130	228,798
Goldman Sachs Group, Inc.	2,200	354,090

		$825,759
Medical Equipment - 1.6%
Becton, Dickinson & Co.	3,020	$228,070
Thermo Fisher Scientific, Inc. (a)	11,300	581,046

		$809,116
Metals & Mining - 0.2%
United States Steel Corp.	1,750	$74,883

Oil Services - 0.3%
Schlumberger Ltd.	2,400	$167,736

Other Banks & Diversified Financials - 0.2%
Marshall & Ilsley Corp.	19,520	$115,363

Pharmaceuticals - 0.7%
Abbott Laboratories	6,950	$356,674

Printing & Publishing - 0.1%
American Media, Inc. (a)	3,970	$24,298
Golden Books Family Entertainment, Inc. (a)	53,266	0
Quad/Graphics, Inc. (a)	260	11,625

		$35,923
Special Products & Services - 0.0%
Mark IV Industries LLC, Common Units, “A” (a)	180	$8,190

Specialty Chemicals - 0.8%
Air Products & Chemicals, Inc.	4,400	$373,868

Specialty Stores - 0.4%
Limited Brands, Inc.	6,480	$190,447

Portfolio of Investments – continued

Issuer			Shares/Par	Value ($)

Common Stocks - continued
Telecommunications - Wireless - 0.8%
Vodafone Group PLC, ADR			15,120	$415,951

Telephone Services - 0.7%
Adelphia Business Solutions, Inc. (a)			40,000	$0
CenturyLink, Inc.			8,390	347,178

				$347,178
Trucking - 0.5%
United Parcel Service, Inc., “B”			3,770	$253,872

Utilities - Electric Power - 1.0%
Entergy Corp.			3,700	$275,761
PG&E Corp.			5,100	243,882

				$519,643
Total Common Stocks (Identified Cost, $10,806,915)				$11,395,822

Preferred Stocks - 0.1%
Other Banks & Diversified Financials - 0.1%
Citigroup Capital XIII, 7.87% (Identified Cost, $21,250)			850	$22,525

Warrants - 0.3%
	Strike Price	First Exercise
Broadcasting - 0.3%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (a) (Identified Cost, $132,978)	$0.01	7/14/10	70	$150,500

Money Market Funds (v) - 1.5%
MFS Institutional Money Market Portfolio, 0.21%, at Cost and Net Asset Value			728,610	$728,610
Total Investments (Identified Cost, $48,939,180)				$48,951,600

Other Assets, Less Liabilities - 1.0%				509,449
Net Assets - 100.0%				$49,461,049

(a)	Non-income producing security.
(d)	Non-income producing security – in default.
(e)	The rate shown represents a current effective yield, not a coupon rate.

Portfolio of Investments – continued

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $7,830,629, representing 15.8% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.
(p)	Payment-in-kind security.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
American Media Operations, Inc., 9%, 2013	1/29/09-4/15/10	$18,044	$23,078
American Media Operations, Inc., 14%, 2013	1/29/09-5/01/10	165,757	149,622
American Petroleum Tankers LLC, 10.25%, 2015	5/06/10	38,961	41,600
Anthracite Ltd., CDO, 6%, 2037	5/14/02	410,449	22,500
BTA Bank JSC, 10.75%, 2018	6/17/10	46,272	47,824
BTA Bank JSC, 7.2%, 2025	6/17/10	7,061	7,603
Banc of America Commercial Mortgage, Inc., FRN, 6.194%, 2051	6/19/08	239,564	96,664
Bonten Media Acquisition Co., 9%, 2015	5/22/07-5/31/07	88,229	42,620
Carrizo Oil & Gas, Inc., 8.625%, 2018	10/28/10	120,667	121,500
Credit Acceptance Corp., 9.125%, 2017	1/25/10	58,615	63,000
Falcon Franchise Loan LLC, FRN, 3.071%, 2025	1/29/03	36,765	30,726
Financing of Ukraine Infrastructure, 8.375%, 2017	10/29/10	148,114	148,114
Genon Escrow Corp., 9.875%, 2020	10/08/10	78,804	78,000
Georgia-Pacific Corp., 5.4%, 2020	10/27/10	59,648	60,600
Hexion U.S. Finance Corp/Hexion Nova Scotia Finance, 9%, 2020	1/14/10-2/22/10	25,000	26,000
LBI Media, Inc., 8.5%, 2017	7/18/07	88,869	76,163
Local TV Finance LLC, 10%, 2015	11/13/07-5/31/10	158,845	139,401
Michaels Stores, Inc., 7.75%, 2018	6/02/10-9/07/10	74,232	74,250
Momentive Performance Materials, Inc., 9%, 2021	10/27/10	55,000	57,063
Morgan Stanley Capital I, Inc., FRN, 1.258%, 2039	7/20/04	15,152	15,597

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Current Market Value
Nationstar Mortgage LLC, 10.875%, 2015	3/23/10-8/06/10	$116,240	$113,125
Navios Maritime Acquisition Corp., 8.625%, 2017	10/06/10	45,000	45,450
Nielsen Finance LLC, 7.75%, 2018	9/30/10	44,672	46,631
Omnova Solutions, Inc., 7.875%, 2018	10/22/10	35,000	35,788
Preferred Term Securities XII Ltd., CDO, 0%, 2033	1/07/05	127,734	68
Preferred Term Securities XVI Ltd., CDO, 0%, 2035	12/08/04	187,576	30
Preferred Term Securities XVII Ltd., CDO, 0%, 2035	3/09/05	114,513	19
USI Holdings Corp., 9.75%, 2015	4/26/07-11/28/07	298,109	310,775
Univision Communications, Inc., 7.875%, 2020	10/18/10-10/25/10	46,349	47,250
Total Restricted Securities			$1,921,061
% of Net Assets			3.9%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 10/31/10

Forward Foreign Currency Exchange Contracts at 10/31/10

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	EUR	UBS AG	77,000	12/15/10	$98,002	$107,112	$9,110

Liability Derivatives
SELL	EUR	UBS AG	189,102	12/15/10	$240,540	$263,053	$(22,513)

At October 31, 2010, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $48,210,570)	$48,222,990
Underlying funds, at cost and value	728,610
Total investments, at value (identified cost, $48,939,180)		$48,951,600
Cash	$582
Receivables for
Forward foreign currency exchange contracts	9,110
Investments sold	544,903
Interest and dividends	880,000
Other assets	11,317
Total assets		$50,397,512
Liabilities
Payables for
Forward foreign currency exchange contracts	$22,513
Investments purchased	713,120
Payable to affiliates
Investment adviser	5,731
Transfer agent and dividend disbursing costs	734
Administrative services fee	192
Payable for independent Trustees’ compensation	116,576
Accrued expenses and other liabilities	77,597
Total liabilities		$936,463
Net assets		$49,461,049
Net assets consist of
Paid-in capital	$65,249,308
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(612)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(15,547,854)
Accumulated distributions in excess of net investment income	(239,793)
Net assets		$49,461,049
Shares of beneficial interest outstanding		6,841,062
Net asset value per share (net assets of $49,461,049 / 6,841,062 shares of beneficial interest outstanding)		$7.23

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$3,403,848
Dividends	305,476
Dividends from underlying funds	1,762
Foreign taxes withheld	(2,038)
Total investment income		$3,709,048
Expenses
Management fee	$454,072
Transfer agent and dividend disbursing costs	14,554
Administrative services fee	17,500
Independent Trustees’ compensation	37,809
Stock exchange fee	23,759
Custodian fee	29,921
Shareholder communications	61,535
Auditing fees	62,284
Legal fees	6,901
Miscellaneous	14,924
Total expenses		$723,259
Fees paid indirectly	(45)
Reduction of expenses by investment adviser	(27,556)
Net expenses		$695,658
Net investment income		$3,013,390
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$63,632
Foreign currency transactions	45,664
Net realized gain (loss) on investments and foreign currency transactions		$109,296
Change in unrealized appreciation (depreciation)
Investments	$5,118,208
Translation of assets and liabilities in foreign currencies	(10,121)
Net unrealized gain (loss) on investments and foreign currency translation		$5,108,087
Net realized and unrealized gain (loss) on investments and foreign currency		$5,217,383
Change in net assets from operations		$8,230,773

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2010	2009
Change in net assets
From operations
Net investment income	$3,013,390	$3,828,073
Net realized gain (loss) on investments and foreign currency transactions	109,296	(5,089,774)
Net unrealized gain (loss) on investments and foreign currency translation	5,108,087	14,034,472
Change in net assets from operations	$8,230,773	$12,772,771
Distributions declared to shareholders
From net investment income	$(3,480,552)	$(3,705,256)
From tax return of capital	(1,235,104)	—
Total distributions declared to shareholders	$(4,715,656)	$(3,705,256)
Change in net assets from fund share transactions	$300,175	$(369,604)
Total change in net assets	$3,815,292	$8,697,911
Net assets
At beginning of period	45,645,757	36,947,846
At end of period (including accumulated distributions in excess of net investment income of $239,793 and $65,092, respectively)	$49,461,049	$45,645,757

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$6.71	$5.36	$9.08	$9.52	$9.66
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.56	$0.61	$0.55	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	0.77	1.32	(3.52)	(0.02)	0.26
Total from investment operations	$1.21	$1.88	$(2.91)	$0.53	$0.82
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.54)	$(0.60)	$(0.89)	$(0.59)
From net realized gain on investments	—	—	—	(0.08)	—
From tax return of capital	(0.18)	—	(0.21)	—	(0.37)
Total distributions declared to shareholders	$(0.69)	$(0.54)	$(0.81)	$(0.97)	$(0.96)
Net increase from repurchase of capital shares	$—	$0.01	$—	$—	$—
Net asset value, end of period	$7.23	$6.71	$5.36	$9.08	$9.52
Per share market value, end of period	$7.95	$6.23	$4.75	$8.44	$10.91
Total return at market value (%)	40.46	46.76	(36.80)	(14.74)	10.88
Total return at net asset value (%) (j)(r)(s)	18.63	40.08	(33.71)	5.11	8.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.64	1.47	1.27	1.37
Expenses after expense reductions (f)	1.47	1.64	1.47	1.27	1.37
Net investment income	6.36	10.17	7.85	5.70	5.82
Portfolio turnover	55	78	91	76	72
Net assets at end of period (000 Omitted)	$49,461	$45,646	$36,948	$62,558	$65,044
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicity traded price and therefore may be difference than the total return at market value.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Special Value Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund may invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency

Notes to Financial Statements – continued

contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used

Notes to Financial Statements – continued

to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of October 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$10,914,008	$214,590	$24,298	$11,152,896
United Kingdom	415,951	—	—	415,951
Non-U.S. Sovereign Debt	—	714,037	—	714,037
Corporate Bonds	—	29,787,357	—	29,787,357
Commercial Mortgage-Backed Securities	—	687,999	—	687,999
Asset-Backed Securities (including CDOs)	—	22,617	—	22,617
Foreign Bonds	—	4,747,910	—	4,747,910
Floating Rate Loans	—	694,223	—	694,223
Mutual Funds	728,610	—	—	728,610
Total Investments	$12,058,569	$36,868,733	$24,298	$48,951,600

Other Financial Instruments
Forward Currency Contracts	$—	$(13,403)	$—	$(13,403)

For further information regarding security characteristics, see the Portfolio of Investments.

Notes to Financial Statements – continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 10/31/09	$5,320
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	18,978
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 10/31/10	$24,298

The net change in unrealized appreciation (depreciation) from investments still held as Level 3 at October 31, 2010 is $18,978.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2010 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative	Asset Derivatives	Liability Derivatives
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	$9,110	$(22,513)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2010 as reported in the Statement of Operations:

Risk	Foreign Currency Transactions
Foreign Exchange Contracts	$45,265

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2010 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currency
Foreign Exchange Contracts	$(10,350)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable

Notes to Financial Statements – continued

transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to our use of continuous linked settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for

Notes to Financial Statements – continued

netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. The fund seeks to pay monthly distributions based on an annual rate of 10% of the fund’s average monthly net asset value. As a result, distributions may exceed actual earnings which may result in a tax return of capital or, to the extent the fund has long-term gains, distributions of current year long-term gains may be recharacterized as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions from other sources, in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate amortization and accretion of debt securities, defaulted bonds and deferred trustees compensation.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/10	10/31/09
Ordinary income (including any short-term capital gains)	$3,480,552	$3,705,256
Tax return of capital (b)	1,235,104	—
Total distributions	$4,715,656	$3,705,256

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/10
Cost of investments	$49,908,062
Gross appreciation	4,287,514
Gross depreciation	(5,243,976)
Net unrealized appreciation (depreciation)	$(956,462)
Capital loss carryforwards	(14,578,972)
Other temporary differences	(252,825)

As of October 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

10/31/16	$(9,776,970)
10/31/17	(4,711,246)
10/31/18	(90,756)
Total	$(14,578,972)

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.68% of the fund’s average daily net assets and 3.40% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. The investment advisor has agreed in writing to reduce its management fee to the lesser of the contractual management fee as set forth above or 0.90% of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such an agreement will continue at least until October 31, 2011. This management fee reduction amounted to $27,322, which is shown as a reduction of total expenses in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended October 31, 2010 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended October 31, 2010, these fees paid to MFSC amounted to $4,474.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.

Notes to Financial Statements – continued

Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2010 was equivalent to an annual effective rate of 0.0369% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $4,339 and the Retirement Deferral plan resulted in an expense of $23,073. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under both Plans amounted to $107,948 at October 31, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent Trustees’ compensation on the Statement of Assets

Notes to Financial Statements – continued

and Liabilities is $7,349 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $461 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $234, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $25,432,088 and $26,570,176, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. During the year ended October 31, 2010, the fund did not repurchase any shares. Transactions in fund shares were as follows:

	Year ended 10/31/10		Year ended 10/31/09
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions	40,722	$300,175	—	$—
Treasury shares reacquired	—	—	(88,100)	(369,604)
Net change	40,722	$300,175	(88,100)	$(369,604)

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2010, the fund’s commitment fee and interest expense were $572 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	400,012	13,507,947	(13,179,349)	728,610

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,762	$728,610

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS Special Value Trust:

We have audited the accompanying statement of assets and liabilities of MFS Special Value Trust (the Fund), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Special Value Trust at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 16, 2010

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS Special Value Trust, which was held on October 7, 2010, the following actions were taken:

Item 1: To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Withheld Authority
Maureen R. Goldfarb	5,909,309.272	231,007.238
Robert J. Manning	5,904,035.272	236,281.238
Laurie J. Thomsen	5,906,784.272	233,532.238

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	2013	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	2012	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	2012	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	2012	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years & Other Directorships (j)
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	2013	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	2011	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	2011	Private Investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	2011	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	2012	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	2013	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	2011	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	N/A	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	N/A	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	N/A	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years & Other Directorships (j)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	N/A	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	N/A	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	N/A	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	N/A	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	N/A	Tarantino LLC (provider of compliance services), Principal

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years & Other Directorships (j)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	N/A	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	N/A	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Kavanaugh, Sherratt and Uek and Ms. Thomsen are members of the Fund’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust
500 Boylston Street, Boston, MA 02116-3741	1 Lincoln Street, Boston, MA 02111-2900
Portfolio Managers	Independent Registered Public Accounting Firm
John Addeo	Ernst & Young LLP
David Cole	200 Clarendon Street, Boston, MA 02116
Brooks Taylor

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2009 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what

Board Review of Investment Advisory Agreement – continued

extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 5th out of a total of 6 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 4th out of a total of 7 funds for the one-year period and 5th out of a total of 5 funds for the five-year period ended December 31, 2009. Given the size of the

Board Review of Investment Advisory Agreement – continued

Lipper performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Lipper performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund out-performed its custom benchmark for the one-year period ended December 31, 2009 (55.9% total return for the Fund versus 42.1% total return for the benchmark) and under-performed its custom benchmark for each of the three and five-year periods ended December 31, 2009 (three-year: -1.3% total return for the Fund versus 0.8% total return for the benchmark; five-year: 1.6% total return for the Fund versus 4.4% total return for the benchmark). Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the Fund’s performance, including assigning a new portfolio manager for the Fund in 2009. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, MFS has agreed in writing to reduce its advisory fee, which may not be changed without the Trustees’ approval. The Trustees also considered that according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and the Fund’s total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by

Board Review of Investment Advisory Agreement – continued

MFS to the Fund in comparison to institutional accounts and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Closed End Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Closed End Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Transfer Agent, Registrar and Dividend Disbursing Agent

Call

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

Write

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

500 Boylston Street, Boston, MA 02116	New York Stock Exchange Symbol: MFV

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2010 and 2009, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2010	2009
Fees billed by E&Y:
MFS Special Value Trust	42,763	41,940

For the fiscal years ended October 31, 2010 and 2009, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2010	2009	2010	2009	2010	2009
Fees billed by E&Y:
To MFS Special Value Trust	10,000	10,000	8,552	8,463	0	0
To MFS and MFS Related Entities of MFS Special Value Trust*	0	0	0	0	0	0

	2010	2009[4]
Aggregate fees for non-audit services:
To MFS Special Value Trust, MFS and MFS Related Entities#	257,228	247,040

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]	E&Y fees reported in 2009 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended October 31, 2009.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, John P. Kavanaugh, J. Dale Sherratt and Robert W. Uek and Ms. Laurie J. Thomsen.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2010

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other subsidiaries that perform discretionary investment management activities (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, and institutional relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will not support a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS will not support all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced or exchanged underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval (including those related to net-operating loss carryforwards), or has not taken responsive action to a majority shareholder approved resolution recommending that the poison pill be rescinded. Responsive action would include the rescission of the “poison pill” (without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

MFS will also not support a nominee (other than a nominee who serves as the issuer’s Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of senior executive compensation that MFS deems to be “excessive” due to pay for performance issues and/or poor pay practices. In the event that MFS determines that an issuer has adopted “excessive” executive compensation, MFS may also not support the re-election of the issuer’s Chief Executive Officer as director regardless of whether the Chief Executive Officer directly participated in the approval of the package. MFS will determine whether senior executive compensation is excessive on a case-by-case basis. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, egregious employment contract terms such as guaranteed bonus provisions, excessive pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, excessive perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates, if applicable, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS generally opposes proposals to classify a board (e.g. a board in which only one-third of board members is elected each year) for issuers (other than for certain closed-end investment companies). MFS generally supports proposals to declassify a board for issuers (other than for certain closed-end investment companies).

Non-Salary Compensation Programs

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to re-price underwater options or to automatically replenish shares (i.e. evergreen plans). MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

Expensing of Stock Options

MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s compensation committee members and votes on stock plans (as outlined above) are currently the most effective mechanisms to express our view on a company’s compensation practices.

MFS also supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, or (ii) expressly prohibit the backdating of stock options. Although we support linking executive stock option grants to a company’s performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS also opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

Advisory Votes on Executive Compensation

MFS supports reasonably crafted shareholder proposals to include an advisory shareholder vote on an issuer’s executive compensation practices in the issuer’s proxy statement.

For a U.S. issuer that already includes an advisory vote on its executive compensation practices in its proxy statement, MFS will generally support the issuer’s advisory vote, unless MFS has determined that issuer has adopted excessive executive compensation practices.

Employee Stock Purchase Plans

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive and not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.

Written Consent and Special Meetings

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders pursuant to relevant state law.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS typically does not support proposals to separate the chairman and CEO positions as we believe that the most beneficial leadership structure of a company should be determined by the company’s board of directors. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions.

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have adopted mandatory requirements for all companies to hold advisory votes on executive compensation. MFS will not support such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.

Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. In addition, MFS expects to rely on the Proxy Administrator to identify circumstances in which a board may have approved excessive executive compensation or whether certain environmental or social proposals warrant consideration. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. corporate actions, such as mergers and acquisitions, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

[2]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue with a company or other shareholder regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to solicit support for certain contemplated proposals.

C.	MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy ballot has not been received from the client’s custodian, the Proxy Administrator contacts the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy ballot from the custodian in time to be voted at the meeting, then MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (vii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General. Information regarding the portfolio manager(s) of the MFS Special Value Trust (the “Fund”) is set forth below.

Portfolio Manager	Primary Role	Since	Title and Five Year History
John F. Addeo	Portfolio Manager	2002	Investment Officer of MFS; employed in the investment area of MFS since 1998.

David P. Cole	Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2004.

Brooks A. Taylor	Portfolio Manager	2009	Investment Officer of MFS; employed in the investment area of MFS since 1996.

Compensation. Portfolio manager compensation is reviewed annually. As of December 31, 2009, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2009, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
John F. Addeo	Lipper High Current Yield Funds
Barclays Capital Corporate High Yield Index
Morningstar Dollar High Yield Bond Funds
Morningstar Euro High Yield Bond Funds
Lipper Variable Annuity High Current Yield Funds BofA Merrill Lynch European Currency High Yield Constrained Index 100% Hedged

David P. Cole	Lipper High Current Yield Funds
Barclays Capital Corporate High Yield Index
Morningstar Dollar High Yield Bond Funds
Morningstar Euro High Yield Bond Funds
Lipper Variable Annuity High Current Yield Funds BofA Merrill Lynch European Currency High Yield Constrained Index 100% Hedged

Brooks A. Taylor	Lipper Variable Annuity Mixed-Asset Target Allocation Moderate Funds
Lipper Large-Cap Value Funds
Standard & Poor’s 500 Stock Index
Russell 1000 Value Index
Russell Mid Cap Value Index Lipper Mid Cap Value Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares. The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the fund’s fiscal year ended October 31, 2010. The following dollar ranges apply:

N. None

A. $1 - $10,000

B. $10,001 - $50,000

C. $50,001 - $100,000

D. $100,001 - $500,000

E. $500,001 - $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
John F. Addeo	N
David P. Cole	N
Brooks A. Taylor	N

Other Accounts. In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of fiscal year ended October 31, 2010 were as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts*	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John F. Addeo	13	$4.3 billion	5	$1.3 billion	0	N/A
David P. Cole	10	$3.9 billion	2	$661.4 million	0	N/A
Brooks A. Taylor	10	$14.8 billion	0	N/A	0	N/A

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest.

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Special Value Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
11/01/09-11/30/09	0	N/A	0	654,164
12/01/09-12/31/09	0	N/A	0	654,164
1/01/10-1/31/10	0	N/A	0	654,164
2/01/10-2/28/10	0	N/A	0	654,164
3/01/10-3/31/10	0	N/A	0	680,499
4/01/10-4/30/10	0	N/A	0	680,499
5/01/10-5/31/10	0	N/A	0	680,499
6/01/10-6/30/10	0	N/A	0	680,499
7/01/10-7/31/10	0	N/A	0	680,499
8/01/10-8/31/10	0	N/A	0	680,499
9/01/10-9/30/10	0	N/A	0	680,499
10/01/10-10/31/10	0	N/A	0	680,499

Total	0		0

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February 28) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2010 plan year is 680,499.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS SPECIAL VALUE TRUST

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President

Date: December 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President (Principal Executive Officer)

Date: December 16, 2010

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 16, 2010

*	Print name and title of each signing officer under his or her signature.